UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2016

Electro Rent Corporation
(Exact Name of Registrant as Specified in Charter)

California	0-9061	95-2412961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Boulevard, Van Nuys, CA	91411-2501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 787-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2016, Daniel Greenberg, our Chief Executive Officer and Chairman of the Board, notified the Company of his decision to resign from his positions as Chief Executive Officer and Chairman of the Board, effective as of July 11, 2016. Mr. Greenberg, age 74, has served as our Chief Executive Officer for over 35 years. He will continue to serve as a director of the Company.
Our Board of Directors appointed Steven Markheim to succeed Mr. Greenberg as Chief Executive Officer. Mr. Markheim currently serves as the Company’s President and Chief Operating Officer. He will assume the responsibilities of Chief Executive Officer effective on July 11, 2016.
Also on May 10, 2016, our Board of Directors appointed Karen Curtin to succeed Mr. Greenberg as our Chairman of the Board. Ms. Curtin currently serves as our Lead Director, and will assume the Chairman role effective on July 11, 2016. In addition, Allen Sciarillo was appointed as our Chief Financial Officer, effective immediately. Mr. Sciarillo has been our Acting Chief Financial Officer since September 2015.
Additional information regarding the business experience of Ms. Curtin and Messrs. Markheim and Sciarillo is set forth below:
Ms. Curtin, age 61, has served on our Board of Directors since 2004, and was appointed its Lead Director in 2009. Since 2010, she has been a private investor, and previously held positions at Paradigm Capital Ltd., Dulcinea Ventures and Bank of America, including as manager of the bank’s leasing and transportation divisions.
Mr. Markheim, age 63, has been with Electro Rent for more than 35 years, and has been President and Chief Operating Officer since 2007. Prior to joining the company, he was an accountant with Matsushita of America and the accounting firm of Wolf & Co.
Mr. Sciarillo, age 51, has served as our Vice President of Finance and Acting Chief Financial Officer since September 2015, our Vice President of Finance from February 2015 to September 2015 and our Controller from 2006 until 2015. Prior to joining Electro Rent Corporation, Mr. Sciarillo served as Chief Financial Officer of Dial Thru International Corporation, InterPacket Networks and RSL COM USA. Mr. Sciarillo began his career in public accounting with Deloitte & Touche.
A copy of the press release issued by the Company on May 12, 2016 is attached hereto as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated May 12, 2016.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro Rent Corporation

Date: May 12, 2016	By:	/s/ Allen Sciarillo
Allen Sciarillo
Chief Financial Officer